Scudder
International
Bond Fund


Semiannual Report
April 30, 1999


No-Load Funds


For investors seeking an easy and low-cost way to broaden their income-oriented investments beyond U.S. borders. Invests primarily in high-grade bonds denominated in foreign currencies.

A no-load fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                         Scudder International Bond Fund

--------------------------------------------------------------------------------
Date of Inception:  7/6/88    Total Net Assets as of       Ticker Symbol:  SCIBX
                             4/30/99: $130.3 million
--------------------------------------------------------------------------------

o Scudder International Bond Fund provided a total return of -0.70% for the six-month period ended April 30, 1999, significantly ahead of the -4.30% return of the Salomon Brothers ex-U.S. World Government Bond Index.

o The global bond markets over the past six months have been characterized by a gradually increasing appetite for risk, as subsiding volatility has led investors to move out of "flight-to-quality" positions assumed in the wake of last summer's turmoil.

o In Europe, Fund holdings in "peripheral" countries such as Norway and Sweden are overweighted, while the portfolio's weighting in Japan was increased over the period.

                                Table of Contents


 3  Letter from the Fund's Chairman       17  Financial Highlights
 4  Performance Update                    18  Notes to Financial Statements
 5  Portfolio Summary                     24  Report of Independent Accountants
 6  Portfolio Management Discussion       25  Stockholder Meeting Results
10  Glossary of Investment Terms          28  Officers and Directors
11  Investment Portfolio                  29  Investment Products and Services
14  Financial Statements                  30  Scudder Solutions

                       2 - Scudder International Bond Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report the results of Scudder International Bond Fund's most recent semiannual period. The Fund returned -0.70% for the six-month period ended April 30, 1999, outpacing the -4.30% return of the Salomon Brothers ex-U.S. World Government Bond Index.

     International bonds have staged a gradual recovery since the Russian currency devaluation sparked intense global market volatility last summer. With first-hand knowledge of the inherent risks, investors are once again displaying optimism concerning the international fixed-income markets. As portfolio managers M. Isabel Saltzman and Jan Faller discuss in the interview that begins on pageNO TAG, this was evidenced over the past several months by the gradual unwinding of "flight-to-quality" trades, especially following Brazil's devaluation of the real.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or visit Scudder's Web site at www.scudder.com. Page 30 provides more information on how to contact Scudder. Thank you for choosing Scudder International Bond Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Bond Fund

                       3 - Scudder International Bond Fund

                     Performance Update as of April 30, 1999

-----------------------
Fund Index Comparisons
-----------------------

                          Total Return

   --------------------------------------------------
   Period              Growth of              Average
   Ended 4/30/1999    $ 10,000    Cumulative   Annual
   --------------------------------------------------
   Scudder International Bond Fund
   --------------------------------------------------
   1 Year            $ 10,800       8.00%    8.00%
   5 Year            $ 11,259      12.59%    2.40%
   10 Year           $ 21,674     116.74%    8.04%
    -------------------------------------------------
   Salomon Brothers Non-U.S. Dollar World
   Government Bond Index
   --------------------------------------------------
   1 Year            $ 10,906       9.06%    9.06%
   5 Year            $ 13,771      37.71%    6.60%
   10 Year           $ 23,217     132.17%    8.78%



-------------------------------
Growth of a $10,000 Investment
-------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                                                     Salomon Brothers Non-U.S.
                        Scudder International         Dollar World Government
                           Bond Fund                      Bond Index

                '89           10000                          10000
                '90           10827                           9562
                '91           13609                          11439
                '92           15597                          13059
                '93           18732                          15577
                '94           19250                          16859
                '95           18762                          20356
                '96           19587                          20423
                '97           19107                          20001
                '98           20069                          21288
                '99           21674                          23217

Yearly periods ended April 30

The unmanaged Salomon Brothers Non-U.S. Dollar World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvestment of dividends, and unlike Fund returns, do not reflect any fees or expenses.

----------------------------------
Returns and Per Share Information
----------------------------------

Yearly periods ended April 30


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                      1990     1991     1992    1993     1994     1995     1996    1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $ 11.57  $ 12.94  $ 12.77  $ 13.55 $ 12.66  $ 11.31  $ 11.05  $ 10.21 $ 10.12  $ 10.37
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $ 1.07   $ 1.20   $ 1.12   $ 1.04  $  .91   $ 1.02   $  .75   $  .59  $  .55   $  .53
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $   --   $  .29   $  .81   $  .62  $  .39   $   --   $   --   $   --  $   --   $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 8.27    25.70    14.60    20.10    2.76    -2.53     4.40    -2.45    5.03     8.00
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               -4.38    19.63    14.16    19.28    8.23    20.74      .33    -2.07    6.43     9.06
------------------------------------------------------------------------------------------------------------------------------

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year, five year and ten year periods would have been lower.

                      4 - Scudder International Bond Fund

                     Portfolio Summary as of April 30, 1999

------------------------------
Geographical Exposure

------------------------------

      United States                22.3%
      Canada                       13.8%
      Norway                       13.1%
      Sweden                       10.8%
      United Kingdom                9.0%
      Netherlands                   7.2%
      Spain                         5.5%
      France                        4.8%
      Philippines                   2.6%
      Ireland                       2.3%
      Argentina                     1.9%
      Mexico                        1.9%
      Panama                        1.4%
      Australia                     1.1%
      Brazil                        1.1%
      Other                         1.2%
   --------------------------------------
                                  100.0%
   --------------------------------------

Exposure to Japan was increased over the period but remains underweight.


------------------------------
Interest Rate Exposure

------------------------------

      Euro                         19.7%
      United Kingdom               18.2%
      United States                17.3%
      Norway                       13.1%
      Sweden                       10.8%
      Canada                       10.2%
      Japan                         5.3%
      New Zealand                   3.7%
      Australia                     1.1%
      Other                         0.6%
   --------------------------------------
                                  100.0%
   --------------------------------------

Inflation and interest rates have remained generally benign.


------------------------------
Currency Exposure (a)

------------------------------

      United States                29.8%
      Euro                         28.5%
      Japan                        17.6%
      Canada                        7.2%
      United Kingdom                5.8%
      Norway                        4.2%
      Sweden                        3.5%
      Australia                     1.1%
      Other                         2.3%
   --------------------------------------
                                  100.0%
   --------------------------------------

Hedging the Fund's exposure to Japanese and European currencies helped fund performance.




(a) Currency exposure after taking into account the effects of foreign currency options, futures, and forward contracts.
For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                       5 - Scudder International Bond Fund

                         Portfolio Management Discussion

In the following interview, Lead Portfolio Manager M. Isabel Saltzman and Portfolio Manager Jan Faller discuss Scudder International Bond Fund's strategy and the market environment for the six-month period ended April 30, 1999.

Q: How did the Fund perform in the six-month period ended April 30,1999?

A: The Scudder International Bond Fund had a total return of -0.70%, outperforming the -4.30% return realized by the Salomon Brothers ex-U.S. World Government Bond Index. The index is an unmanaged and unhedged benchmark containing the government bonds of seventeen high credit quality countries. The most significant contributor to the negative return of the index was the drop in value of the euro relative to the dollar, which fell by more than 9% since its introduction in January. This has a large effect on the performance of the benchmark, as euro-denominated bonds represent over half of the index.

In this market environment the Fund's results benefited from Scudder's philosophy of active management, emphasis on relative value, and use of hedging. These factors are responsible for the Fund's outperformance relative to the Salomon Brothers' Index.

Q: How would you describe the market environment during the past six months?

A: The international bond markets over the past six months have been characterized by a gradually increasing appetite for credit products. Reduced volatility led investors to unwind "flight-to-quality" trades, trades in which riskier credit assets are sold in favor of securities with little or no credit risk. Instead, particularly once Brazil demonstrated a commitment to financial reform after the devaluation of the real, investors began moving out of lower risk assets in favor of securities with more credit risk and more yield.

Inflation remained tame throughout the developed markets over the past six months. Indeed, the Fed was able to lower rates by 25 additional basis points in November after its cuts in September and October. These cuts created no concerns about inflation, even with U.S. GDP growth at 3.5%, but simply served to calm a market that had become extremely risk averse. Every other developed market central bank had either a neutral or easing bias over the past six months, and just before the end of April, the European Central Bank cut its rates by 50 basis points to 2.5%. As liquidity and stability returned to developing markets, however, concerns about inflation in the U.S. began to arise.

A significant contributor to the benign global inflation environment has been falling commodity prices. Oil reached historical lows in December, and the CRB index was at its lowest level for all of the 1990s in February. However, a sharp turnaround in oil prices over the past two months may be seen as a harbinger of increasing inflation. We are watching this trend in commodity prices closely, increasing our exposure to currencies or bonds that benefit from increases in commodity prices.

Q: What were the key factors affecting the Fund's performance?

A: Our philosophy of actively managing the portfolio, identifying relative value, and hedging

                       6 - Scudder International Bond Fund
currency exposure all contributed to the Fund's strong performance relative to its peers and the index.

The most significant factor in our management of the Fund was country allocation. The Fund's country allocation differed significantly from the index. Certainly, we were overweighted in those countries we thought represented relative value and underweighted in those countries we thought were overpriced. Japan was our most notable divergence from the index. In the beginning of the period it accounted for a very small percentage of our portfolio versus 30% for the index. As we felt that yen denominated bonds became more reasonably priced, we increased the portfolio's weighting of those bonds substantially, but still remain underweight relative to the index. This was in response to initial indications that Japan is taking the need for corporate restructuring and bank reform seriously.

The portfolio's composition also looked significantly different from the index in our European weightings. In the "core-Europe" countries such as Germany, France, and Italy we were under-weighted versus the index. Conversely, in the "periphery-Europe" countries such as Norway and Sweden, we were overweighted versus the index. As the likelihood of certain peripheral countries entering the EMU increased, these countries became more attractive on a relative value basis. Our pursuit of relative value also led us to be overweighted versus the index in Australian and New Zealand dollar denominated bonds. This overweighting allowed us to take advantage of the correlation between improving commodity prices and these bonds.

In addition to significant divergences from the index in our country weightings, we also realized significant benefit from hedging the euro. As we noted above, the euro lost over 9% of its value in this period. By hedging half of our euro position we diminished the effects of this volatility on the portfolio.

Q: You mentioned the benefits of hedging the euro. Could you discuss your hedging activity in more detail?

A: Hedges generally worked to our benefit over the past six months. The euro represents the largest single currency exposure in the Fund's benchmark, representing more than one-half of the index against which the Fund is measured. As mentioned earlier, we were underweight in Euro-bloc countries in favor of Sweden and Norway. Similarly, we reduced our euro currency holdings relative to the benchmark because the combination of structural rigidities in the labor market and falling interest rates gave us a negative outlook for the euro.

High yen volatility combined with a very weak Japanese economy led us to increase our hedge out of yen into U.S.dollar in order to reduce the currency risk of the Fund. The yen is the second largest currency in the index with a weight of 30% of the total. The yen hedge benefited the Fund in two ways. First, the yen weakened slightly, so the hedge enhanced returns. More importantly, with interest rates lower in Japan than in the U.S., we

                       7 - Scudder International Bond Fund
gained from the interest rate differential or "carry trade."

Conversely, we did not hedge our currency exposure to the Australian dollar, because of the favorable effects of the commodity trend we cited above. This currency rallied significantly against the U.S. dollar over the past six months contributing positively to the performance of the Fund.

Q: What has been the effect of the European Monetary Union on European Bonds?

A: So far, EMU has had very little effect. Market participants, however, anticipate that a liquid Euro-bloc corporate market will develop over time. If this occurs, the country of issue will matter far less than the industry and rating of the issuer. We are monitoring the growth of this market as these corporate issues will offer additional opportunities for the Fund to add yield by owning debt of high quality corporate issuers.

Q: In our discussion so far there has been no mention of the emerging markets. What percentage of the Fund's portfolio consists of these bonds?

A: Prior to the devaluation of the Brazilian real we had virtually no exposure to the emerging markets. After Brazil devalued the real and finally gave credible indications of serious fiscal reform, we reconsidered those markets on a very selective basis. At that time we felt there were some bonds, most notably those of Mexico, Panama, and the Philippines, that had relative value, and we added them to the portfolio. We like to think of these as "high-quality" emerging market debt. It is important to note that all emerging market debt we hold is sovereign debt.

Q: What do you expect from the markets looking forward?

A: With volatility dropping around the globe, and liquidity returning to markets, the Fed can change its focus from being a liquidity provider to being more vigilant about inflation. First quarter growth in the United States continued to be very strong, which may lead the Fed to raise rates if any sign of inflationary pressure begins to appear. While an increase in short rates should help the U.S. dollar, it may limit the growth of the domestic equity market.

Growth remains restrained in the Euro-bloc countries. Unemployment remains over 10% in Germany and France, and with current structural rigidities, the level looks unlikely to change. The structural constraints cannot change quickly, which should prevent growth from picking up anytime soon. This should keep yields in the Euro-bloc within their current trading range. Conversely, Japanese yields could be quite volatile over the next several months. If fiscal stimulus is limited, yields will most likely remain low, as negative GDP growth would continue. If, on the other hand, the government spends money in an effort to stimulate the economy, it will have to issue more debt to finance the spending. With yields on government bonds so low, they are difficult to sell. Yields may have to rise significantly for the Japanese to finance their spending.

As long as economic growth remains constrained in the Euro-bloc, we expect that the euro will remain at its current level or weaken further. Also, the

                       8 - Scudder International Bond Fund

Kosovo crisis has exerted negative pressure on the value of the euro, and on Euro-bloc growth. We would, however, expect intervention on the part of the European Central Bank to defend the level of the euro, which could cushion the downside. Domestic weakness has also put downward pressure on the Japanese yen, while the balance of trade with the U.S. has supported its level. We expect that the yen will remain in its current range over the short-term, but are watching the competing pressures on the currency to ensure that they do not move out of balance, prompting a significant move.

We are constructive on emerging markets fundamentals, but view the Fund's position as tactical. Given the high correlation of emerging markets with U.S. equity markets, if domestic equities respond negatively to a move by the Fed, we will consider whether or not the emerging markets' exposure should be reduced.

                       9 - Scudder International Bond Fund

                          Glossary of Investment Terms


FUNDAMENTAL RESEARCH       Analysis of a security based on the projected
                           economic health of the issuer. To determine whether a government bond is attractively priced, information such as inflation, gross domestic product, and money flows into and out of the country will be analyzed. Distinct from technical analysis, which evaluates the attractiveness of a security based on historical price and trading volume movements, rather than the financial results of the underlying issuer.

HEDGING                    A strategy used to offset investment risk.
                           Investment managers frequently hedge their exposure to currency changes by buying or selling futures or options contracts. For example, an investor who wishes to buy British bonds but feels that the value of the pound will fall versus the U.S. dollar may buy futures or options on the pound to offset the projected decline in the currency.

INVERTED YIELD CURVE       An unusual situation where short-term interest rates
                           are higher than long-term interest rates. An inverted curve results when a surge in demand for short-term credit drives up short-term rates, while long-term rates move up more slowly since borrowers are not willing to commit themselves to pay high rates for many years. This scenario is often indicative of negative sentiment concerning a country's economic health.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings capability of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the performance
                           of a fund or investment. Total return-- annualized or compounded-- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

YIELD CURVE                A graph plotting the yields of all bonds of the
                           same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      10 - Scudder International Bond Fund

                    Investment Portfolio as of April 30, 1999

                                                                                               Principal     Market
                                                                                                 Amount     Value ($)
------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 1.7%
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to be
  repurchased at $1,937,786 on 5/3/1999, collateralized by $1,959,000 U.S. Treasury Bond,                  -----------
  3.875%, 4/15/2029 (Cost $1,937,000) ......................................................    1,937,000    1,937,000
                                                                                                           -----------
Government National Mortgage Association 1.7%
------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 7.0% with various maturities to                        -----------
  3/15/2029 (Cost $2,024,992) ..............................................................    1,993,225    2,022,500
                                                                                                           -----------
Foreign Denominated Debt Obligations 82.7%
------------------------------------------------------------------------------------------------------------------------
Australian Dollars 1.1%
Commonwealth of Australia, 9%, 9/15/2004 ...................................................    1,700,000    1,317,233
                                                                                                           -----------
British Pounds 18.2%
Federal Home Loan Bank, 5.625%, 6/10/2003 ..................................................    1,970,000    3,196,081
Federal National Mortgage Association Global Issue, 7.125%, 8/10/1999 ......................    2,700,000    4,368,682
General Electric Capital Corp., 8%, 12/29/2000 .............................................    1,800,000    3,050,646
United Kingdom Treasury Bond, 6%, 8/10/1999 ................................................    6,400,000   10,326,551
                                                                                                           -----------
                                                                                                            20,941,960
                                                                                                           -----------
Canadian Dollars 10.2%
Newcourt Credit Group, Inc., 6.45%, 6/28/2002 ..............................................    2,300,000    1,590,149
Newcourt Credit Group, Inc., 6.3%, 6/2/2003 ................................................    2,700,000    1,845,966
Newcourt Credit Group, Inc., 6.2%, 9/1/2004 ................................................    2,850,000    1,957,897
PanCanadian Petroleum Ltd., 8.75%, 11/9/2005 ...............................................    3,000,000    2,371,701
Province of Nova Scotia, 7.25%, 10/11/2006 .................................................    5,200,000    3,960,72
                                                                                                           -----------
                                                                                                            11,726,440
                                                                                                           -----------
Costa Rican Colon 0.1%
Citibank Time Deposit, 20.5%, 5/26/1999 ....................................................   32,794,572      116,852
                                                                                                           -----------
El Salvadoran Colon 0.1%
Citibank Time Deposit, 10%, 8/23/1999 ......................................................      570,055       65,112
                                                                                                           -----------
Euro 19.7%
Government of France, 4.5%, 7/12/2003 ......................................................    2,362,959    2,632,757
Government of France STRIP (Principal Only), 4/25/2023 .....................................    9,400,000    2,885,920
Government of Ireland, 6%, 8/18/2008 .......................................................    2,145,857    2,635,903
Government of the Netherlands STRIP (Principal Only), 1/15/2023 ............................   26,771,319    8,298,465
Kingdom of Spain, 5.25%, 1/31/2003 .........................................................    5,559,362    6,332,379
                                                                                                           -----------
                                                                                                            22,785,424
                                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                      11 - Scudder International Bond Fund

                                                                                                          Principal       Market
                                                                                                         Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Japanese Yen 5.3%
Federal National Mortgage Association Global Issue, 2.125%, 10/9/2007 .............................      680,000,000      6,140,392
                                                                                                                         -----------
Mexican Pesos 0.4%
Certificado de la Tesoraria, Zero Coupon, 7/8/1999 ................................................        1,893,170        196,051
Citibank Time Deposit, 22.7%, 10/29/1999 ..........................................................        1,819,248        196,224
                                                                                                                         -----------
                                                                                                                            392,275
                                                                                                                         -----------
New Zealand Dollars 3.6%
Government of Canada, 6.625%, 10/3/2007 ...........................................................        7,400,000      4,208,238
                                                                                                                         -----------
Norwegian Kroner 13.1%
Kingdom of Norway, 7%, 5/31/2001 ..................................................................       90,200,000     12,064,047
Kingdom of Norway, 5.75%, 11/30/2004 ..............................................................       11,500,000      1,553,576
Kingdom of Norway, 5.5%, 5/15/2009 ................................................................       11,000,000      1,496,603
                                                                                                                         -----------
                                                                                                                         15,114,226
                                                                                                                         -----------
Swedish Kronor 10.8%
Kingdom of Sweden, 5%, 1/15/2004 ..................................................................       42,200,000      5,335,516
Kingdom of Sweden, 5%, 1/28/2009 ..................................................................       56,900,000      7,178,210
                                                                                                                         -----------
                                                                                                                         12,513,726
                                                                                                                         -----------
Turkish Lire 0.1%
J.P. Morgan Time Deposit, 71%, 5/3/1999 ...........................................................   18,036,960,000         46,007
J.P. Morgan Time Deposit, 69%, 5/17/1999 ..........................................................   19,175,292,587         48,910
                                                                                                                         -----------
                                                                                                                             94,917
------------------------------------------------------------------------------------------------------------------------------------
Total Foreign Denominated Debt Obligations (Cost $97,377,350)                                                            95,416,795
------------------------------------------------------------------------------------------------------------------------------------

U.S. Dollar Denominated Debt Obligations 13.9%
------------------------------------------------------------------------------------------------------------------------------------
Argentina, Bonos de Consolidacion de Deudas Previsionales Pre 2 (BOCON), Variable
  Interest Rate Bond, 4.93%, 4/1/2001 .............................................................        1,164,033      1,125,821
Argentine Republic, 11.375%, 1/30/2017 ............................................................        1,100,000      1,097,250
Federative Republic of Brazil, IDU Floating Rate Bond, LIBOR plus .8125% (6.0625%), 1/1/2001 ......          442,800        420,937
Federative Republic of Brazil, Eligible Interest, Floating Rate Bond, LIBOR plus .8125% (5.875%),
  4/15/2006 .......................................................................................          380,000        303,288
Federative Republic of Brazil C Bond, 5% with 3% Interest Capitalization, 4/15/2014 ...............          778,162        540,045
General Motors Acceptance Corp., 5.33%, 10/20/2000 ................................................        5,000,000      4,980,300
Government of Jamaica, 10.875%, 6/10/2005 .........................................................          700,000        630,000
Republic of Bulgaria, Interest Arrears Bond, LIBOR plus .8125% (5.875%), 7/28/2011 ................          750,000        507,188
Republic of Panama, Interest Reduction Bond, Step-up Coupon, 4%, 7/17/2014 ........................          750,000        588,750
Republic of Panama, Past Due Interest Bond, LIBOR plus .8125% (5.9375%), with
interest capitalization, 7/17/2016 ................................................................        1,347,014      1,057,406


    The accompanying notes are an integral part of the financial statements.

                      12 - Scudder International Bond Fund

                                                                                    Principal       Market
                                                                                    Amount ($)     Value ($)
--------------------------------------------------------------------------------------------------------------
Republic of the Philippines, 8.875%, 4/15/2008 .................................     2,950,000     3,001,625
United Mexican States, 11.5%, 5/15/2026 ........................................     1,500,000     1,784,250
--------------------------------------------------------------------------------------------------------------
Total U.S. Dollar Denominated Debt Obligations (Cost $15,771,210)                                 16,036,860
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $117,110,552) (a)                                      115,413,155
--------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $117,110,552. At April 30,
      1999, net unrealized depreciation for all securities based on tax cost was
      $1,697,397. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,641,082 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of
      $3,338,479

Transactions in written options during the six months ended April 30, 1999 were:

                                              Options on Currency (NZD)
                                      ------------------------------------------
                                        Par Amount         Premiums Received ($)
                                      --------------------  --------------------
Outstanding at October 31, 1998          12,200,000                72,471
Written                                  41,900,000               261,685
Closed                                   (6,000,000)              (36,180)
Exercised                               (17,700,000)              (89,416)
Expired                                 (30,400,000)             (208,560)
                                      -------------         -------------
Outstanding at April 30, 1999                    --                    --
                                      =============         =============

Currency Abbreviation
ARA       Argentine Pesos       JPY      Japanese Yen
CAD       Canadian Dollar       KRW      South Korean Won
CLP       Chilean Peso          MXP      Mexican Peso
CNR       Chinese Renminbi      NOK      Norwegian Kroner
DKK       Danish Kroner         NZD      New Zealand Dollar
EGP       Egyptian Pounds       PHP      Philippine Pesos
EUR       Euro                  PLZ      Polish Zlotys
GBP       British Pounds        SEK      Swedish Kroner
HUF       Hungarian Forints     THB      Thai Bahts
ILS       Israeli Shekel        USD      U.S. Dollar
IND       Indonesian Rupiahs    ZAR      South African Rands


    The accompanying notes are an integral part of the financial statements.

                      13 - Scudder International Bond Fund

                            Financial Statements

                       Statement of Assets and Liabilities
                              as of April 30, 1999

Assets
------------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $117,110,552) ...............................   $ 115,413,155
                  Receivable for investments sold .....................................................      14,454,724
                  Interest receivable .................................................................       2,105,051
                  Receivable for Fund shares sold .....................................................          19,079
                  Unrealized appreciation on forward currency exchange contracts ......................       1,242,199
                  Other assets ........................................................................           3,467
                                                                                                          -------------
                  Total assets ........................................................................     133,237,675
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                  Due to custodian bank ...............................................................         173,857
                  Payable for investments purchased ...................................................         652,704
                  Payable for Fund shares redeemed ....................................................         269,639
                  Dividends payable ...................................................................          88,895
                  Unrealized depreciation on forward currency exchange contracts ......................       1,411,484
                  Accrued management fee ..............................................................          83,159
                  Other payables and accrued expenses .................................................         255,842
                                                                                                          -------------
                  Total liabilities ...................................................................       2,935,580
                  ------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                             $ 130,302,095
                  ------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income ........................      (2,545,416)
                  Net unrealized appreciation (depreciation) on:
                  Investments .........................................................................      (1,697,397)
                  Foreign currency related transactions ...............................................        (208,868)
                  Accumulated net realized gain (loss) ................................................     (67,077,366)
                  Paid-in capital .....................................................................     201,831,142
                  ------------------------------------------------------------------------------------------------------
                  Net assets, at market value                                                             $ 130,302,095
                  ------------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($130,302,095 / 12,561,328
                     shares of capital stock outstanding, $.01 par value, 200,000,000 shares of capital   -------------
                     stock authorized) ................................................................   $       10.37
                                                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

                      14 - Scudder International Bond Fund

                                                   Statement of Operations
                                               six months ended April 30, 1999

Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                  Interest (net of foreign taxes withheld of $40,051) ...........   $ 4,309,293
                                                                                    -----------

                  Expenses:
                  Management fee ................................................       592,440
                  Services to shareholders ......................................       277,425
                  Custodian and accounting fees .................................       132,574
                  Directors' fees and expenses ..................................        24,564
                  Reports to shareholders .......................................        24,438
                  Auditing ......................................................        43,970
                  Legal .........................................................        11,602
                  Registration fees .............................................        12,273
                  Other .........................................................         5,652
                                                                                    -----------
                  Total expenses before reductions ..............................     1,124,938
                  Expense reductions ............................................       (79,308)
                                                                                    -----------
                  Expenses, net .................................................     1,045,630
                 -------------------------------------------------------------------------------
                  Net investment income                                               3,263,663
                 -------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ...................................................     1,814,542
                  Options .......................................................       344,740
                  Futures contracts .............................................       487,294
                  Foreign currency related transactions .........................     2,257,904
                                                                                    -----------
                                                                                      4,904,480
                                                                                    -----------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments ...................................................    (5,471,672)
                  Options .......................................................      (688,143)
                  Futures contracts .............................................      (114,788)
                  Foreign currency related transactions .........................    (2,920,445)
                                                                                    -----------
                                                                                     (9,195,048)
                 -------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                         (4,290,568)
                 -------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations   $(1,026,905)
                 -------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      15 - Scudder International Bond Fund

                                             Statements of Changes in Net Assets

                                                                                                    Four Months
                                                                                    Six Months         Ended
                                                                                       Ended        October 31,
                                                                                     April 30,          1998          Year Ended
Increase (Decrease) in Net Assets                                                      1999           (Note F)       June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ........................................   $   3,263,663    $   2,524,839    $  10,863,087
                  Net realized gain (loss) from investment transactions ........       4,904,480         (743,681)      (8,465,656)
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period ............................      (9,195,048)      11,598,063       (2,412,343)
                                                                                   -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting from
                     operations ...............................................       (1,026,905)      13,379,221          (14,912)
                                                                                   -------------    -------------    -------------
                  Distributions to shareholders:
                  From net investment income ...................................      (3,263,663)              --               --
                                                                                   -------------    -------------    -------------
                  Tax return of capital ........................................            --         (2,524,839)     (10,863,087)
                                                                                   -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ....................................      17,563,726       15,356,428       44,825,847
                  Net asset value of shares issued to shareholders in
                      reinvestment of  distributions ...........................       2,673,505        2,041,754        8,732,391
                  Cost of shares redeemed ......................................     (35,577,021)     (24,138,878)    (132,854,657)
                                                                                   -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                     transactions ..............................................     (15,339,790)      (6,740,696)     (79,296,419)
                                                                                   -------------    -------------    -------------
                  Net assets at beginning of period ............................     149,932,453      145,818,767      235,993,185
                  Net assets at end of period (including accumulated
                     distributions in excess of net investment income of           -------------    -------------    -------------
                     $2,545,416 $2,545,416, and $8,174,452, respectively) ......   $ 130,302,095    $ 149,932,453    $ 145,818,767
                                                                                   -------------    -------------    -------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ....................      14,014,543       14,697,049       22,435,381
                                                                                   -------------    -------------    -------------
                  Shares sold ..................................................       1,651,703        1,491,084        4,361,357
                  Shares issued to shareholders in reinvestment of
                     distributions..............................................         253,113          201,162          856,845
                  Shares redeemed ..............................................      (3,358,031)      (2,374,752)     (12,956,534)
                                                                                   -------------    -------------    -------------
                  Net increase (decrease) in Fund shares .......................      (1,453,215)        (682,506)      (7,738,332)
                                                                                   -------------    -------------    -------------
                  Shares outstanding at end of period ..........................      12,561,328       14,014,543       14,697,049
                                                                                   -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                      16 - Scudder International Bond Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period (b) and other performance information derived from the financial statements.


                                                                  For the Four
                                                                  Months Ended
                                                 Six Months Ended  October 31,
                                                  April 30, 1999     1998                       Years Ended June 30,
                                                       1999        (Note F)    1998        1997      1996       1995     1994
---------------------------------------------------------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
Net asset value, beginning of period ..........   $ 10.70         $  9.92    $ 10.52    $ 10.98   $ 11.43    $ 11.97   $  13.57
                                                  -------------------------------------------------------------------------------
Income from investment operations:
Net investment income .........................       .25             .18        .61        .58       .73        .98        .92
Net realized and unrealized gain (loss) on
  investment transactions......................      (.33)            .78       (.60)      (.46)     (.45)      (.54)     (1.22)
                                                  -------------------------------------------------------------------------------
Total from investment operations ..............      (.08)            .96        .01        .12       .28        .44       (.30
                                                  -------------------------------------------------------------------------------
Less distributions:
From net investment income ....................      (.25)             --         --       (.58)     (.12)        --       (.91)
In excess of net realized gains on investment
  transactions ................................        --              --         --         --        --         --       (.39)
Tax return of capital .........................        --            (.18)      (.61)        --      (.61)      (.98)        --
                                                  -------------------------------------------------------------------------------
Total distributions ...........................      (.25)           (.18)      (.61)      (.58)     (.73)      (.98)     (1.30)
                                                  -------------------------------------------------------------------------------
                                                  -------------------------------------------------------------------------------
Net asset value, end of period ................   $ 10.37         $ 10.70     $ 9.92    $ 10.52   $ 10.98    $ 11.43    $ 11.97
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..............................      (.70)(a)**      9.76(a)**   .10(a)     .94      2.59       3.92      (2.83)(a)
Ratios and Supplemental Data
Net assets, end of period
  ($ millions).................................       130             150        146        236       515        910      1,231
Ratio of operating expenses, net to average
  daily net assets (%).........................      1.50*           1.50*      1.56       1.36      1.26       1.30       1.27
Ratio of operating expenses before expense
  reductions, to average daily net assets (%)..      1.61*           1.58*      1.62       1.36      1.26       1.30       1.29
Ratio of net investment income to average daily
  net assets (%)...............................      4.68*           5.20*      5.91       5.28      6.50       8.52       6.86
Portfolio turnover rate (%) ...................     169.8*          303.5*     190.1      298.2     275.7      318.5      232.9

(a) Total returns for certain periods would have been lower had certain expenses not been reduced.
(b) Based on monthly average of shares outstanding during the period.
*   Annualized
**  Not annualized

                      17 - Scudder International Bond Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options and wrote call options on securities and currencies primarily as a hedge against potential adverse price movements in the value of portfolio assets. In addition, during the period, the Fund purchased call options and wrote put options on securities and currencies to lock in the exchange rate component of the purchase price of securities expected to be purchased in the near future and to enhance potential gain.

If the Fund writes an option and the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

                      18 - Scudder International Bond Fund

When the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

 (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

 (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund

                      19 - Scudder International Bond Fund
utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required. At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $71,000,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2003 ($64,300,000), June 30, 2004 ($6,100,000), and October 31, 2006 ($600,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distribution of net investment income is declared as a dividend to shareholders of record as of the close of business each day and is distributed to shareholders monthly. During any particular year net realized gains and certain unrealized gains (which for federal income tax reporting purposes may be considered realized) from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized gains to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

For the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $102,165,844 and $119,362,481, respectively. Sales of U.S. Government obligations aggregated $99,633.

                      20 - Scudder International Bond Fund

The aggregate face value of futures contracts opened and closed during the six months ended April 30, 1999 was $6,334,755 and $13,842,143, respectively.

                               C. Related Parties

Under the Management Agreement(the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.85% of the first $1,000,000,000 of average daily net assets and 0.80% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. Effective March 1, 1999, the Adviser has agreed not to impose a portion of its management fee until February 28, 2000, and during such period to maintain the annualized expenses of the Fund at not more than 1.50% of the Fund's average daily net assets. For the six months ended April 30, 1999, the Adviser did not impose a portion of its management fee aggregating $79,308 and the amount imposed aggregated $513,132, which was equivalent to an annual effective rate of .74% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, the amount charged by SSC aggregated $165,251, of which $26,518 is unpaid at April 30, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by STC aggregated $39,575, of which $6,500 is unpaid at April 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $61,521, of which $19,766 is unpaid at April 30, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At April 30, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $8,605.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Directors' fees and expenses aggregated $24,564.


                      21 - Scudder International Bond Fund

                                 D. Commitments

As of April 30, 1999 the Fund had entered into the following forward currency exchange contracts resulting in net unrealized depreciation of $169,285.


                                                                    Net Unrealized
                                                                     Appreciation
Contracts to Deliver        In Exchange For   Settlement Date   (Depreciation) (U.S.$)
--------------------     -------------------  ---------------   ---------------------
USD       7,392,000      JPY     871,442,880       5/6/99            (90,249)
USD       3,463,785      JPY     409,765,822       5/6/99            (30,390)
JPY     398,000,000      USD       3,299,591       5/6/99            (35,219)
USD         132,000      PLZ         526,574      5/12/99                890
USD       5,265,844      EUR       4,874,969      5/17/99           (102,228)
USD          63,406      PHP       2,439,871      5/17/99                625
USD       6,467,292      JPY     785,387,892      5/18/99            124,291
USD       9,917,981      JPY   1,166,126,487      5/18/99           (130,946)
JPY     648,407,300      USD       5,300,000      5/18/99           (141,935)
JPY     500,463,600      USD       4,255,643      5/18/99             55,365
USD          79,303      KRW      96,630,669      5/19/99              1,968
USD         204,520      THB       7,599,963      5/19/99                912
USD          48,102      THB       1,804,322      5/19/99                670
USD          67,333      ILS         273,574      5/24/99             (1,812)
USD          34,793      PHP       1,327,337      5/24/99                  2
SEK      71,776,992      USD       9,033,097      5/25/99            495,933
USD          54,886      KRW      65,616,679      5/26/99                289
USD      23,961,139      EUR      22,159,361      5/28/99           (472,654)
USD         130,000      CLP      63,336,000      5/28/99               (171)
USD          48,255      CNR         399,988      5/28/99                 12
USD         100,000      IND     863,500,000      5/28/99              6,321
EUR       6,171,926      USD       6,747,581      5/28/99            205,462
EUR      11,404,178      USD      12,259,720      5/28/99            171,516
USD          67,590      ZAR         412,707       6/3/99               (138)
NOK      53,584,492      USD       6,901,838       6/7/99             47,481
NOK      26,310,000      USD       3,372,688       6/7/99              7,197
USD      10,553,603      GBP       6,563,186       6/9/99              5,626
GBP      15,383,028      USD      24,644,688       6/9/99           (104,408)
USD       5,153,866      DKK      35,402,938      6/15/99           (102,895)
USD         154,260      EGP         530,669      6/15/99             (1,011)
DKK      35,402,938      USD       5,157,771      6/15/99            106,800
USD          65,000      MXP         715,520       7/6/99              9,715
CAD       3,330,000      USD       2,222,371       7/6/99            (61,337)
CAD       1,661,270      USD       1,118,550       7/6/99            (20,746)
NZD         828,001      USD         454,043       7/6/99             (9,518)
NZD       6,700,000      USD       3,674,012       7/6/99            (77,017)
USD          53,321      ARA          53,748      7/12/99                353
USD         100,000      ZAR         619,550      7/29/99                (75)
USD          63,406      PHP       2,498,204     10/15/99                770
USD          34,793      PHP       1,353,432     10/22/99                (58)
USD         127,658      HUF      29,951,209      1/25/00             (9,179)
USD         290,024      HUF      68,419,670      1/27/00            (19,497)
                                                                 ------------
                                                                    (169,285)
                                                                 ============

                      22 - Scudder International Bond Fund

                               E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

                               F. Year End Change

On September 15, 1998, the Board of Directors of the Portfolio changed the fiscal year end from June 30 to October 31.


                      23 - Scudder International Bond Fund

                       Report of Independent Accountants

To the Directors of Global/International Fund, Inc. and to the Shareholders of Scudder International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Bond Fund (the "Fund") at April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts
June 16, 1999                                        PricewaterhouseCoopers LLP


                      24 - Scudder International Bond Fund

                           Stockholder Meeting Results



A Special Meeting of Stockholders (the "Meeting") of Scudder International Bond Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

       For        Against         Abstain         Broker Non-Votes*
       ---        -------         -------         -----------------
   7,162,031      338,894         298,553                 0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

       For        Against         Abstain         Broker Non-Votes*
       ---        -------         -------         -----------------
   6,420,033      444,910         383,073               551,461





-------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                      25 - Scudder International Bond Fund

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                                                        intentionally
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                      26 - Scudder International Bond Fund

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                      27 - Scudder International Bond Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board,
Vice President and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Consultant and
Venture Capitalist

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Susan E. Dahl*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary



















                        *Scudder Kemper Investments, Inc.

                      28 - Scudder International Bond Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market
     Series -- Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market
     Series -- Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      29 - Scudder International Bond Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      30 - Scudder International Bond Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      31 - Scudder International Bond Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER